                                                                    EXHIBIT 20.2

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity


A. Trust Level Activity
        Number of Days in Monthly Period                                                                                  31
        Beginning Principal Receivables Balance                                                             1,615,119,396.58
        Beginning Special Funding Account Balance                                                                       0.00
        Beginning Principal Receivables + SFA Balance                                                       1,615,119,396.58
        Beginning Finance Charge Receivables                                                                   49,000,436.22
        Beginning Total Receivables                                                                         1,664,119,832.80
        Special Funding Account Earnings                                                                                0.00
        Finance Charge Collections                                                                             21,274,653.39
        Interest/Fee Reversals (Wachovia accounts only)                                                                 0.00
        Interchange Collections                                                                                 3,429,577.36
        Collection Account Investment Proceeds                                                                          0.00
        Recoveries treated as Finance Charge Collections                                                                0.00
        Total Finance Charge Receivables Collections                                                           24,704,230.75
        Principal Receivables Collections                                                                     143,485,248.26
        Recoveries treated as Principal Collections                                                               799,761.65
        Total Principal Receivables Collections                                                               144,285,009.91
        Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                               9.90%
        Defaulted Amount (Net of Recoveries)                                                                   13,148,109.05
        Annualized Default Rate                                                                                        9.77%
        Trust Gross Yield                                                                                             18.35%
        Aggregate Account Addition or Removal (Y/N)?                                                                       N
        Date of Addition/Removal                                                                                         N/A
        Principal Receivables at the end of the day of Addition/Removal                                                  N/A
        SFA Balance at the end of the day of Addition/Removal                                                            N/A
        Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                    N/A
        Ending Principal Receivables Balance                                                                1,592,851,491.82
        Ending Special Funding Account (SFA) Balance                                                                    0.00
        Ending Principal Receivables + SFA Balance                                                          1,592,851,491.82
        Ending Finance Charge Receivables                                                                      47,737,964.59
        Ending Total Receivables                                                                            1,640,589,456.41
        Required Minimum Principal Balance (as of month end)                                                  750,000,000.00

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                                Total                            1998-3
        Group                                                                                                      1
        Class A Initial Invested Amount                                             528,000,000.00                    528,000,000.00
        Class B Initial Invested Amount                                             113,000,000.00                    113,000,000.00
        Collateral Initial Invested Amount                                           67,000,000.00                     67,000,000.00
        Class D Initial Invested Amount                                              42,000,000.00                     42,000,000.00
        Total Initial Invested Amount                                               750,000,000.00                    750,000,000.00
        Required Transferor Amount (per definition)                                  52,500,000.00                     52,500,000.00
        Initial Invested Amount + Req Transf Amount                                 802,500,000.00                    802,500,000.00
        Series Allocation Percentage                                                       100.00%                           100.00%
        Series Allocable Finance Charge Collections                                  24,704,230.75                     24,704,230.75
        Series Allocable Principal Collections                                      144,285,009.91                    144,285,009.91
        Series Allocable Defaulted Amounts                                           13,148,109.05                     13,148,109.05
        Series Allocable Servicing Fee                                                1,250,000.00                      1,250,000.00
        In Revolving Period?                                                                                                       Y
        Available for Principal Sharing Series                                       73,105,950.85                     73,105,950.85
        Principal Shortfall                                                                   0.00                              0.00
        Allocation of Shared Principal Collections                                            0.00                              0.00
        Available for Excess Allocation Series                                        2,866,277.90                      2,866,277.90
        Finance Charge Shortfall                                                              0.00                              0.00
        Allocation of Excess Finance Charge Collections                                       0.00                              0.00


B. Series Allocations
        Amounts Due                                                                                              1998-3
                           Transferor's Percentage                                                                            53.56%
                           Principal Allocation Percentage                                                                    46.44%
                           Principal Collections                                                                       67,000,469.23
                           Floating Allocation Percentage                                                                     46.44%
                           Class A Certificate Rate                                                                         1.95000%
                           Class B Certificate Rate                                                                         2.18000%
                           CIA Certificate Rate                                                                             2.79500%
                           CIA Secured Loan Spread Rate                                                                     2.54500%
                           Class D Certificate Rate                                                                         0.00000%
                           Class A Interest                                                                               886,600.00
                           Class B Interest                                                                               212,126.11
                           Collateral Monthly Interest                                                                    161,255.97
                           Class D Interest                                                                                     0.00
                           Investor Monthly Interest                                                                    1,259,982.08
                           Investor Default Amount (Net of Recoveries)                                                  6,105,481.62
                           Interchange Collections                                                                      1,592,565.25
                           0.75% of Interchange                                                                           468,750.00
                           Servicer Interchange                                                                           468,750.00
                           Monthly Servicing Fee (Before Adjustments)                                                   1,250,000.00
                               Interchange Adjustment                                                                           0.00
                               SFA Adjustment                                                                                   0.00
                               Previous Period Adjustment                                                                       0.00
                           Total Monthly Servicing Fee (After all adjustments)                                          1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                                Group I                          1998-3

        Beginning Invested Amount (Month)                                           750,000,000.00                    750,000,000.00
        Finance Charge Collections                                                   11,471,704.88                     11,471,704.88
        Reserve Account Interest                                                          4,394.20                          4,394.20
        PFA Proceeds                                                                          0.00                              0.00
        Total Finance Charge Collections                                             11,476,099.08                     11,476,099.08
        Investor Monthly Interest                                                     1,259,982.08                      1,259,982.08
        Investor Default Amount                                                       6,105,481.62                      6,105,481.62
        Monthly Servicing Fee                                                         1,250,000.00                      1,250,000.00
        Additional Amounts                                                                    0.00                              0.00
        Total Amount Due                                                              8,615,463.70                      8,615,463.70
        Group Excess?                                                                            Y
        Amount per 4.10(A)  }                                                                                           1,259,982.08
        Amount per 4.10(B)  }       used in a                                                                           6,105,481.62
        Amount per 4.10(C)  } shortfall scenario only                                                                   1,250,000.00
        Amount per 4.10(D)  }                                                                                                   0.00
        Redirected Finance Charge Collections                                        11,476,099.08                     11,476,099.08
        Amount of funds redistributed per 4.10                                                                                  0.00
        Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)                                 11,476,099.08

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity


D. Trust Performance
        30-59 Days Delinquent                    26,510,843.19      1.66%
        60-89 Days Delinquent                    20,811,596.01      1.31%
        90+ Days Delinquent                      43,138,183.38      2.71%
        Total 30+ Days Delinquent                90,460,622.58      5.68%




        First USA Bank, N.A.
        as Servicer

        by:   /s/ Tracie Klein
              -------------------------
        Name:   Tracie H. Klein
        Title:  First Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 15-Jan-02
Current Payment Date                              15-Feb-02
Actual / 360 Days                                     31                     31               31             31
30 / 360 Days                                         30                     30               30             30
Fixed / Floating                                   Floating               Floating         Floating       Floating

                                                                                   Collateral Invested
                                                   Class A            Class B          Amount             Class D       Total
Certificate Rate                                            1.95000%        2.18000%        2.79500%       0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                              2.54500%
Initial Balance                                       528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Initial Invested Amount + Req Transf Amount                                                                          802,500,000.00

Beginning Outstanding Amount (Distribution)           528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
Ending Outstanding Amount (Distribution)              528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00

Beginning Invested Amount (Distribution)              528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
Ending Invested Amount (Distribution)                 528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Distribution)     528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Distribution)        528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00


Beginning Invested Amount (Month)                     528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
Ending Invested Amount (Month)                        528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Month)            528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Month)               528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00

Principal Allocation Percentage                               70.40%          15.07%           8.93%          5.60%         100.00%
Floating Allocation Percentage                                70.40%          15.07%           8.93%          5.60%         100.00%
Principal Collections                                  47,168,330.34   10,094,737.36    5,985,375.25   3,752,026.28   67,000,469.23
Redirected Finance Charge Collections                   8,079,173.75    1,729,065.59    1,025,198.18     642,661.55   11,476,099.08
Reserve Account Draw                                            0.00            0.00                                           0.00
PFA Proceeds (Class A Available Funds)                          0.00                                                           0.00
Redirected Finance Charge plus PFA Proceeds             8,079,173.75    1,729,065.59    1,025,198.18     642,661.55   11,476,099.08
Monthly Interest                                          886,600.00      212,126.11      161,255.97           0.00    1,259,982.08
Investor Default Amount (Net)                           4,298,259.06      919,892.56      545,423.02     341,906.97    6,105,481.62
Monthly Servicing Fee                                     880,000.00      188,333.33      111,666.67      70,000.00    1,250,000.00
Total Due                                               6,064,859.06    1,320,352.01      818,345.66     411,906.97    8,615,463.70

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,476,099.08
Series Adjusted Portfolio Yield                                                                                               8.59%
Base Rate                                                                                                                     3.95%

                    Partners First Credit Card Master Trust
                                 Series 1998-3


Series Parameters

                      Revolving Period (Y/N)                                       Y
                      Accumulation Period (Y/N)                                    N
                      Early Amortization (Y/N)                                     N
                      Controlled Accumulation Period                            12.00
                      FUSA is Servicer                                             Y
                      Paydown Excess CIA (Y/N)                                     Y
                      Paydown Excess Class D (Y/N)                                 Y
                      Controlled Accumulation Amount                               53,416,666.67
                      Controlled Deposit Amount                                    53,416,666.67
                      Ending Controlled Deposit Amount Shortfall                            0.00

Funding Accounts

                      Beginning Principal Funding Account Balance                           0.00
                      Principal Funding Account Deposit                                     0.00
                      Principal Funding Account Withdrawal                                  0.00
                      Ending Principal Funding Account Balance                              0.00
                      Principal Funding Investment Proceeds                                 0.00

                      Yield Supplement Account Beginning Balance                            0.00
                      Yield Supplement Account Release                                      0.00
                      Yield Supplement Account Ending Balance                               0.00

                      Reserve Account Beginning Balance                             3,205,000.00
                      Required Reserve Account Amount                               3,205,000.00
                      Available Reserve Account Amount                              3,205,000.00
                      Interest Retained in Reserve Account                                  0.00
                      Reserve Draw Amount pursuant to Supplement 4.12(c).                   0.00
                      Funds Deposited into Reserve Account (out of Excess Spread)           0.00
                      Ending Reserve Account Balance                                3,205,000.00
                      Covered Amount                                                        0.00

C. Certificate Balances and Distributions

                                           Class A               Class B             CIA            Class D          Total
                      Beginning Balance     528,000,000.00      113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
                 Interest Distributions         886,600.00          212,126.11        161,255.97             0.00     1,259,982.08
                Cumulative PFA Deposits               0.00                0.00              0.00             0.00             0.00
                Principal Distributions               0.00                0.00              0.00             0.00             0.00
                    Total Distributions         886,600.00          212,126.11        161,255.97             0.00     1,259,982.08
             Ending Certificate Balance     528,000,000.00      113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00

                                     Page 2

                    Partners First Credit Card Master Trust
                                 Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

          1  Total amount of the distribution:                                                               1.6792
          2  Amount of the distribution in respect of Class A Monthly Interest:                              1.6792
          3  Amount of the distribution in respect of Class A Outstanding Monthly Interest:                    0.00
          4  Amount of the distribution in respect of Class A Additional Interest:                             0.00
          5  Amount of the distribution in respect of Class A Principal:                                       0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

          1  Total amount of Class A Investor Charge-Offs:                                                     0.00
          2  Amount of Class A Investor Charge-Offs                                                            0.00
             per $1,000 original certificate principal amount:
          3  Total amount reimbursed in respect of Class A Investor Charge-Offs:                               0.00
          4  Amount reimbursed in respect of Class A Investor Charge-Offs                                      0.00
             per $1,000 original certificate principal amount:
          5  The amount, if any, by which the outstanding principal                                            0.00
             balance of the Class A Certificate exceeds the Class A Invested
             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

          1  The total amount of the distribution:                                                           1.8772
          2  Amount of the distribution in respect of Class B monthly interest:                              1.8772
          3  Amount of the distribution in respect of Class B outstanding monthly interest:                    0.00
          4  Amount of the distribution in respect of Class B additional interest:                             0.00
          5  Amount of the distribution in respect of Class B principal:                                       0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

          1  The amount of reductions in Class B Invested Amount                                               0.00
          2  The amount of reductions in the Class B Invested Amount set forth in                              0.00
             paragraph 1 above, per $1,000 original certificate principal amount:
          3  The total amount reimbursed in respect of such reductions                                         0.00
             in the Class B Invested Amount:
          4  The total amount set forth in paragraph 3 above, per $1,000                                       0.00
             original certificate principal amount:
          5  The amount, if any, by which the outstanding principal balance                                    0.00
             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Parnters First Credit Card Master Trust
                                 Series 1998-3

H.  Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                1  Total amount distributed to the Collateral Interest Holder:                           161,255.97
                2  Amount distributed in respect of Collateral Monthly Interest:                         161,255.97
                3  Amount distributed in respect of Collateral Additional Interest:                            0.00
                4  The amount distributed to the Collateral Interest Holder in respect                         0.00
                   of principal on the Collateral Invested Amount:

I.   Amount of reductions in Collateral Invested Amount.

                1  The amount of reductions in the Collateral Invested Amount.                                 0.00
                2  The total amount reimbursed in respect of such reductions in the                            0.00
                   Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                1  Finance Charge Collections Allocated to Series 1998-3
                   (incl. YSA, Res Draw & Int and PFA Proceeds)                                       11,476,099.08
                2  Full amount required to be paid pursuant to sections 4.5 and 4.7
                   (excl. Spread Acct.)                                                                8,615,463.70
                3  Spread Account Requirement per Loan Agreement                                          -5,642.52
                4  Finance Charge Shortfall                                                                    0.00
                5  Available for Other Excess Allocation Series                                        2,866,277.90

K.   Application of Reallocated Investor Finance Charge Collections.

                                                                    Available                  Due          Paid         Shortfall

                1  Allocated Class A Available Funds                    8,079,173.75
                   a Reserve Account Release                                    0.00
                   b PFA Investment Earnings                                    0.00
                   c Class A Available Funds                            8,079,173.75

                2  Class A Available Funds                              8,079,173.75
                   a Class A Monthly Interest                                                886,600.00      886,600.00      0.00
                   b Class A Servicing Fee                                                   880,000.00      880,000.00      0.00
                   c Class A Investor Default Amount                                       4,298,259.06    4,298,259.06      0.00
                   d Class A Excess                                     2,014,314.69

                3  Class B Available Funds                              1,729,065.59
                   a Class B Monthly Interest                                                212,126.11      212,126.11      0.00
                   b Class B Servicing Fee                                                   188,333.33      188,333.33      0.00
                   c Class B Excess                                     1,328,606.15

                4  Collateral Available Funds                           1,025,198.18
                   a Collateral Servicing Fee                                                111,666.67      111,666.67      0.00
                   b Collateral Excess                                    913,531.52

                5  Class D Available Funds                                642,661.55
                   a Class D Servicing Fee                                                    70,000.00       70,000.00      0.00
                   b Class D Excess                                       572,661.55

                6  Total Excess Spread                                  4,829,113.91

                    Partners First Credit Card Master Trust
                                 Series 1998-3

 L.   Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available            Due             Paid      Shortfall
         1  Available Excess Spread                              4,829,113.91
         2  Excess Fin Charge Coll                                       0.00
            from Other Series
         3  Available Funds                                      4,829,113.91
         4  Class A Required Amount
            a Interest                                                                         0.00              0.00         0.00
            b Servicing Fee                                                                    0.00              0.00         0.00
            c Defaults                                                                         0.00              0.00         0.00
        5   Class A Charge Offs not Previously Reimbursed                                      0.00              0.00         0.00
       6a   Class B Required Amount in accordance with 4.5(b)(i)(ii)
            a Interest                                                                         0.00              0.00         0.00
            b Servicing Fee                                                                    0.00              0.00         0.00
        6b  Class B Default Amount                                                       919,892.56        919,892.56         0.00
         7  Reductions in Class B not previously reimbursed                                    0.00              0.00         0.00
         8  Monthly Servicing Fee Shortfalls                                                   0.00              0.00         0.00
         9  Collateral Monthly Interest                                                  161,255.97        161,255.97         0.00
        10  Collateral Default Amount                                                    545,423.02        545,423.02         0.00
        11  Reductions in CIA not previously reimbursed                                        0.00              0.00         0.00
        12  Reserve Account Deposit                                                            0.00              0.00         0.00
        13  Class D Monthly Interest                                                           0.00              0.00         0.00
        14  Class D Default Amount                                                       341,906.97        341,906.97         0.00
        15  Reductions in Class D not previously reimbursed                                    0.00              0.00         0.00
        16  Other CIA Amounts Owed                                                             0.00              0.00         0.00
        17  Excess Fin Coll for Other Series                                                   0.00              0.00         0.00
        18  Excess Spread (after reallocation)                   2,860,635.38
        19  Writedowns
                                                              Total          Redirected Principal      Charge-Offs
                    a  Class A                                           0.00                  0.00              0.00
                       in respect of A                                                                           0.00
                    b  Class B                                           0.00                  0.00              0.00
                       in respect of A                                                                           0.00
                       in respect of B                                                                           0.00
                    c  CIA                                               0.00                  0.00              0.00
                       in respect of A                                                                           0.00
                       in respect of B                                                                           0.00
                       in respect of CIA                                                                         0.00
                    d  Class D                                           0.00                  0.00              0.00
                       in respect of A                                                                           0.00
                       in respect of B                                                                           0.00
                       in respect of CIA                                                                         0.00
                       in respect of D                                                                           0.00

M. Application of Redirected Principal Collections

                                                              Available            Due                     Paid        Shortfall
         1  Redirected Principal Collections                    19,832,138.89
         2  Class A Required Amount
            a Interest                                                                         0.00              0.00         0.00
            b Servicing Fee                                                                    0.00              0.00         0.00
            c Defaults                                                                         0.00              0.00         0.00
         3  Class B Required Amount
            a Interest                                                                         0.00              0.00         0.00
            b Servicing Fee                                                                    0.00              0.00         0.00
            c Defaults                                                                         0.00              0.00         0.00
         4  Collateral Required Amount
            a Interest                                                                         0.00              0.00         0.00
            b Servicing Fee                                                                    0.00              0.00         0.00
            c Defaults                                                                         0.00              0.00         0.00
         5  Available for Available Principal Collections       19,832,138.89

N.   Principal Shortfall Amount/Shared Principal Collections
         1  Principal Allocation % of the Series 1998-3 Allocable
            Principal Collections                                                     67,000,469.23
         2  Other amounts treated as Principal Collections per Section 4.5 & 4.7       6,105,481.62
         3  Full amount required to be distributed pursuant to Section 4.5                     0.00
         4  Principal required to fund the Required Amount per Section 4.8                     0.00
         5  Principal Shortfall                                                                0.00

                                     Page 5

                    Partners First Credit Card Master Trust
                                 Series 1998-3


        6  Available for Shared Principal Collections                                                        73,105,950.85

O.   Available Principal Collections

        1  Available Principal Collections (per the definition thereof)                                      73,105,950.85
        2  Principal Collections allocation to other Principal Sharing Series                                         0.00
        3  Available Principal Collections (after Sharing)                                                   73,105,950.85

P.   Application of Principal Collections during Revolving Period

        1  Available Principal Collections                                                                   73,105,950.85

        2  Collateral Invested Amount                                                                        67,000,000.00
        3  Required Collateral Invested Amount                                                               67,000,000.00
        4  Amount used to pay Excess CIA                                                                              0.00

        5  Available Principal Collections                                                                   73,105,950.85
        6  Class D                                                                                           42,000,000.00
        7  Required Class D                                                                                  42,000,000.00
        8  Amount used to pay Excess Class D                                                                          0.00

Q.   Application of Principal Collections during the Accumulation Period

        1  Available Principal Collections                                                                            0.00
        2  Controlled Deposit Amount                                                                                  0.00
        3  Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                                        0.00
        4  Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                                        0.00
        5  Required Enhancement Amount                                                                               $0.00

        6  Remaining Principal Collections Available                                                                  0.00
        7  Remaining Collateral Invested Amount                                                                       0.00
        8  Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                             0.00
                    a  Excess of CIA and Class D over Required Enhancement Amt                                        0.00
                    b  Excess of Available Principal Collections over PFA deposit                                     0.00

        9  Remaining Principal Collections Available                                                                  0.00
       10  Remaining Class D Amount                                                                                   0.00
       11 Principal Paid to Class D (limited by Required Enhancement Amount)                                          0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                1  Available Principal Collections                                      0.00
                        a  Remaining Class A Adjusted Invested Amount                   0.00
                        b  Principal Paid to Class A - Current Period's Collections     0.00
                        c  Principal Paid to Class A - PFA per 5.1                      0.00
                        d  Total Principal Paid to Class A                              0.00

                2  Remaining Principal Collections Available                            0.00
                        a  Remaining Class B Adjusted Invested Amount                   0.00
                        b  Principal Paid to Class B - Current Period's Collections     0.00
                        c  Principal Paid to Class B - PFA per 5.1                      0.00
                        d  Total Principal Paid to Class B                              0.00

                3   Remaining Principal Collections Available                           0.00
                        a  Remaining Collateral Invested Amount                         0.00
                        b  Principal Paid to CIA                                        0.00

                4  Remaining Principal Collections Available                            0.00
                        a  Remaining Class D Amount                                     0.00
                        b  Principal Paid to Class D                                    0.00

S. Yield and Base Rate

                1   Base Rate

                        a  Current Monthly Period                                      3.95%
                        b  Prior Monthly Period                                        4.02%
                        c  Second Prior Monthly Period                                 4.20%

                Three Month Average Base Rate                                                                   4.06%

                2   Series Adjusted Portfolio Yield

                        a  Current Monthly Period                                      8.59%
                        b  Prior Monthly Period                                        8.55%
                        c  Second Prior Monthly Period                                 7.65%

                Three Month Average Series Adjusted Portfolio Yield                                             8.27%

                3   Excess Spread

                        a  Current Monthly Period                                      4.64%
                        b  Prior Monthly Period                                        4.53%
                        c  Second Prior Monthly Period                                 3.46%

                Three Month Average Excess Spread                                                               4.21%

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